VAN KAMPEN FOCUS PORTFOLIOS, SERIES 293

                    Swiss Blue Chip Strategic Trust, Series 2

                 Supplement to the Prospectus dated May 23, 2001

         Notwithstanding anything to the contrary in the prospectus, the stock of Swissair Group was removed from the Trust portfolio due to serious adverse credit factors and the proceeds were reinvested into other portfolio securities.

Supplement Dated:  October 9, 2001